Exhibit 99.1 P3 Analyst Day Presentation September 2021 Who: People with Passion and Purpose What: Dedicated to Transforming Healthcare for Patients, Providers, and Payors How: Patient-Centric, Physician-Led, and Population Health Management FocusedExhibit 99.1 P3 Analyst Day Presentation September 2021 Who: People with Passion and Purpose What: Dedicated to Transforming Healthcare for Patients, Providers, and Payors How: Patient-Centric, Physician-Led, and Population Health Management Focused

Disclaimer BASIS OF PRESENTATION This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between P3 Health Partners (“P3”) and Foresight Acquisition Corp. (“Foresight” or “SPAC”), and related transactions, and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will P3, Foresight or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third party industry publications and sources. None of P3 or Foresight has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of P3 or the proposed business combination. Recipients of this presentation should each make their own evaluation of P3 and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. FORWARD-LOOKING STATEMENTS Any investment in or purchase of any securities of P3 or Foresight is speculative and involves a high degree of risk and uncertainty. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to site build-outs and capacity deployment, potential benefits of the transaction and the potential success of P3's strategy and expectations related to the terms and timing of the proposed business combination and related transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of P3’s and Foresight’s management and are not predictions of the actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of P3 and Foresight. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, legal and regulatory conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the conditions to the proposed business combination are not satisfied or waived, including that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Foresight is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to the effects and uncertainties created by the ongoing COVID-19 pandemic; risks relating to the uncertainty of the projected financial information with respect to P3; risks related to the rollout of P3’s business and the timing of expected business milestones; risks related to P3’s commercial partnerships, including the inability of P3 and commercial counterparties to enter into definitive agreements; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; P3’s ability to manage future growth; P3’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on P3’s future business; the amount of redemption requests made by Foresight’s public stockholders; the ability of Foresight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Foresight’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the SEC on April 6, 2021 (the “Annual Report”) under the heading “Risk Factors,” Preliminary Proxy Statement on Schedule 14A filed with the SEC on August 12, 2021 under the heading “Risk Factors,” and other documents of Foresight filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Foresight nor P3 presently know or that Foresight and P3 currently believe are immaterial that could also cause actual results to differ from those contained in the forward- looking statements. In addition, forward-looking statements reflect Foresight’s and P3’s expectations, plans or forecasts of future events and views as of the date of this presentation. Foresight and P3 anticipate that subsequent events and developments will cause Foresight’s and P3’s assessments to change. However, while Foresight and P3 may elect to update these forward-looking statements at some point in the future, Foresight and P3 specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Foresight’s and P3’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward- looking statements. 1Disclaimer BASIS OF PRESENTATION This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between P3 Health Partners (“P3”) and Foresight Acquisition Corp. (“Foresight” or “SPAC”), and related transactions, and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will P3, Foresight or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third party industry publications and sources. None of P3 or Foresight has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of P3 or the proposed business combination. Recipients of this presentation should each make their own evaluation of P3 and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. FORWARD-LOOKING STATEMENTS Any investment in or purchase of any securities of P3 or Foresight is speculative and involves a high degree of risk and uncertainty. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to site build-outs and capacity deployment, potential benefits of the transaction and the potential success of P3's strategy and expectations related to the terms and timing of the proposed business combination and related transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of P3’s and Foresight’s management and are not predictions of the actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of P3 and Foresight. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, legal and regulatory conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the conditions to the proposed business combination are not satisfied or waived, including that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Foresight is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to the effects and uncertainties created by the ongoing COVID-19 pandemic; risks relating to the uncertainty of the projected financial information with respect to P3; risks related to the rollout of P3’s business and the timing of expected business milestones; risks related to P3’s commercial partnerships, including the inability of P3 and commercial counterparties to enter into definitive agreements; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; P3’s ability to manage future growth; P3’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on P3’s future business; the amount of redemption requests made by Foresight’s public stockholders; the ability of Foresight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Foresight’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the SEC on April 6, 2021 (the “Annual Report”) under the heading “Risk Factors,” Preliminary Proxy Statement on Schedule 14A filed with the SEC on August 12, 2021 under the heading “Risk Factors,” and other documents of Foresight filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Foresight nor P3 presently know or that Foresight and P3 currently believe are immaterial that could also cause actual results to differ from those contained in the forward- looking statements. In addition, forward-looking statements reflect Foresight’s and P3’s expectations, plans or forecasts of future events and views as of the date of this presentation. Foresight and P3 anticipate that subsequent events and developments will cause Foresight’s and P3’s assessments to change. However, while Foresight and P3 may elect to update these forward-looking statements at some point in the future, Foresight and P3 specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Foresight’s and P3’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward- looking statements. 1

Disclaimer USE OF PROJECTIONS AND DESCRIPTION OF KEY CONTRACTS AND PARTNERSHIPS This presentation contains projected financial information with respect to P3, namely revenue and EBITDA for 2021. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Foresight nor the independent auditors of P3, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation contains descriptions of certain key business partnerships of P3. These descriptions are based on the P3 management team’s discussions with such counterparties and the latest available information and estimates as of the date of this presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of this presentation and, as a result, such descriptions of key business partnerships of P3, remain subject to change FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Foresight with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA and EBITDA Margin have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Foresight and P3 believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to P3’s financial condition and results of operations. Foresight and P3 believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing P3’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in P3’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. P3 is not providing a reconciliation of its projected EBITDA, EBITDA Margin and other metrics for full years 2021-2025 to the most directly comparable measure prepared in accordance with GAAP because P3 is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, P3 is unable to address the probable significance of the unavailable information, which could be material to future results. ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT The proposed business combination will be submitted to stockholders of Foresight for their consideration. Foresight filed preliminary a proxy statement (the “Proxy Statement”) with the SEC on August 12, 2021. After the definitive Proxy Statement has been filed, Foresight will mail the definitive Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Foresight's stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement, in connection with Foresight's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Foresight, P3 and the proposed business combination. Investors and securities holders may also obtain a copy of the preliminary or definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Foresight, without charge, at the SEC's website located at www.sec.gov or by directing a request to Gateway Investor Relations, (949) 574-3860, FORE@gatewayir.com. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 2Disclaimer USE OF PROJECTIONS AND DESCRIPTION OF KEY CONTRACTS AND PARTNERSHIPS This presentation contains projected financial information with respect to P3, namely revenue and EBITDA for 2021. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Foresight nor the independent auditors of P3, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. This presentation contains descriptions of certain key business partnerships of P3. These descriptions are based on the P3 management team’s discussions with such counterparties and the latest available information and estimates as of the date of this presentation. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of this presentation and, as a result, such descriptions of key business partnerships of P3, remain subject to change FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by Foresight with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA and EBITDA Margin have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Foresight and P3 believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to P3’s financial condition and results of operations. Foresight and P3 believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing P3’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in P3’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. P3 is not providing a reconciliation of its projected EBITDA, EBITDA Margin and other metrics for full years 2021-2025 to the most directly comparable measure prepared in accordance with GAAP because P3 is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, P3 is unable to address the probable significance of the unavailable information, which could be material to future results. ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT The proposed business combination will be submitted to stockholders of Foresight for their consideration. Foresight filed preliminary a proxy statement (the “Proxy Statement”) with the SEC on August 12, 2021. After the definitive Proxy Statement has been filed, Foresight will mail the definitive Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Foresight's stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement, in connection with Foresight's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Foresight, P3 and the proposed business combination. Investors and securities holders may also obtain a copy of the preliminary or definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Foresight, without charge, at the SEC's website located at www.sec.gov or by directing a request to Gateway Investor Relations, (949) 574-3860, FORE@gatewayir.com. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 2

Disclaimer PARTICIPANTS IN THE SOLICITATION Foresight, P3 and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Foresight’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Foresight’s stockholders in connection with the proposed business combination will be set forth in the Proxy Statement when it is filed with the SEC. You can find more information about Foresight’s directors and executive officers in Foresight’s Annual Report. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement when it becomes available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. NO OFFER OR SOLICITATION This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TRADEMARKS This presentation contains trademarks, service marks, trade names and copyrights of P3, Foresight and other companies, which are the property of their respective owners. 3

Foresight Acquisition Corp. Adds Significant Value to P3 Health Partners



Greg Wasson
Chairman of the Board

Walgreens WE WASSON ENTERPRISE

- Currently serves as President and Founder of his family office, Wasson Enterprise
- Former CEO and President of Walgreens from 2009 to 2014. Served Walgreens for 34 years, creating significant financial and shareholder value by initiating transformative mergers and investments, leading organizational change, assembling diverse leadership and establishing the company's position as an industry leader
- Invested and nurtured a portfolio of investments by adding value through his ability to catalyze relationships for businesses, channel partners, key hires, and strategic investors to build sustainable, high-growth businesses that do well by doing good
- Recognized throughout the drugstore and healthcare industry for transformational leadership, innovation, bold business decisions, and executing on strategic long-term visions



Michael Balkin
Chief Executive Officer and Director

William Blair PHS BankersTrust FIRST CHICAGO MAGNETAR CAPITAL

- Former Partner and Co-Manager of the William Blair Small Institutional portfolio and Small Cap Growth Fund
- Over 30 years of experience working with public companies in the small cap space
- Currently the Chairman of the Board of Performance Health Systems
- Former Partner at Magnetar Capital, LLC, a multi-strategy hedge fund
- Co-founded Cityview Associates, a real estate investment firm



Mark Thierer
Advisor

SXC Health Dentsply Sirona OPTUM Rx

- Lifelong leader in the healthcare space and known for his ability to transform companies and achieve financial and operational success
- Transformed a small pharmacy benefit management company (PBM) called SXC Health Solutions into one of America's biggest and fastest growing players – then facilitated its $12.8 billion sale to Optum
- Former CEO of OptumRx from 2015 to 2017
- Former CEO and Chairman of Catamaran from 2006 to 2015



Kermit Crawford
Advisor

RITE AID SYCAMORE PARTNERS C.H. ROBINSON TransUnion

- A pharmacy, health and wellness expert who has led transformational change and cost-saving programs in highly competitive consumer-focused businesses
- Previously served as an Operating Partner, Advisor and Consultant for Sycamore Partners, specializing in retail and consumer investments
- Former President and COO of Rite Aid Pharmacy

Deep experience in both private and public markets across the entirety of the capital structure

Long-term focus on sustainable growth and development with the ability to add value

Aligned interest across SPAC, Wasson Enterprise and investors

4

Today’s Presenters Who: People with Passion and Purpose What: Dedicated to Transforming Sherif Abdou, MD, MMM, Amir Bacchus, MD, MBA FACP, FACPE Chief Medical Officer Healthcare for Patients, Providers, Chief Executive Officer and Payors How: Patient-Centric, Physician-Led, and Population Health Management Eric Atkins, CPA, MBA Lorie Glisson Focused Chief Financial Officer Chief Operating Officer Note: Presenters may include a subset of members presented on this page from both P3 Health Partners and Foresight Acquisition Corp. 5Today’s Presenters Who: People with Passion and Purpose What: Dedicated to Transforming Sherif Abdou, MD, MMM, Amir Bacchus, MD, MBA FACP, FACPE Chief Medical Officer Healthcare for Patients, Providers, Chief Executive Officer and Payors How: Patient-Centric, Physician-Led, and Population Health Management Eric Atkins, CPA, MBA Lorie Glisson Focused Chief Financial Officer Chief Operating Officer Note: Presenters may include a subset of members presented on this page from both P3 Health Partners and Foresight Acquisition Corp. 5

OverviewOverview

P3 At A Glance

We Take Global Risk In A Rapidly Growing ~$300bn Medicare Advantage Market And Benefit From the Value We Create Through Improved Clinical Outcomes

We Are A Market Leader With A Strong Track Record Of High Growth

We Are…

A physician founded and led organization that works collaboratively with physicians, care teams and practices on their journey from traditional fee-for-service to value-based care

We Leverage…

Our deeply-integrated and capital efficient care model, data and technology, physician leadership and community outreach tools

We Create…

Enhanced patient outcomes and experiences, greater professional satisfaction for providers and caregivers and lower care costs

20+
Years of value-based care experience

11
Operates in 11 markets across 4 states

~27K
Shared savings lives managed under 5 ACO agreements to date

~68K
Full-risk lives managed by 2021E

99%
Physician retention[1]

35%
Reduction in hospital admissions[2]

$630M+
2021E revenue

20%+[1]
Long-term EBITDA margin[3]

Note: Physician and patient numbers are approximate

[1] Represents affiliate provider retention through Q1 2021A; [2]Based on P3's hospital admission rate per thousand of 161 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 248; [3] Represents long-term target

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Vision & Mission Vision Mission To build the greatest population health To be the best health partner for… management company. Patients, Providers & Payors. 8Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Vision & Mission Vision Mission To build the greatest population health To be the best health partner for… management company. Patients, Providers & Payors. 8

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Core Values Our attitude is respecting and valuing everyone. People. Our community is strong and safe. Our heart is our patients. Passion. Our soul is our clinicians. Our core is fixing healthcare. Purpose. Our mindset is disciplined purposeful growth. 9

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Investment Highlights Large, Growing TAM With Significant Whitespace Deeply Experienced Management Team Capital Efficient & Scalable Model Proven Outcomes Multiple Avenues of Organic Growth 10Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Investment Highlights Large, Growing TAM With Significant Whitespace Deeply Experienced Management Team Capital Efficient & Scalable Model Proven Outcomes Multiple Avenues of Organic Growth 10

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

U.S. Healthcare Facing Significant Challenges

Uncontrolled high costs

$3.8T

US spending on healthcare (2019)[1]

5.4%

Project healthcare spending growth (2019 to 2028)[1]

Poor access to primary care

25%

Americans do not have access to essential primary care[2]

Sub-optimal quality of care and sub-optimal clinical outcomes

40%

of Americans have 2+ chronic conditions; Comparable developed nations average ~17.5%[3]

Physician burnout

50%+

of PCPs show signs of burnout and report feeling unfairly compensated[4]

[1] 2019 Medicare national healthcare expenditure, CMS; [2] JAMA internal medicine; [3] Multiple chronic conditions in the United States, RAND corporation; [4] 2018 Physicians foundation report

11

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Addresses Some of the Largest Challenges in U.S. Healthcare Today

Fee For Service → Transition To → Value-Based Care

Under a **value-based care (VBC)** payment model, physicians are reimbursed based on the **quality of care** rather than the **quantity of services provided or number of patients seen** (e.g. fee for service model)

Uncontrolled high costs

Studies indicate ~10% savings in medical spending within first ~5+ years of VBC implementation[1]

Poor access to primary care

Part of VBC reimbursement model reflects additional payment for improved access to care

Sub-optimal quality of care and sub-optimal clinical outcomes

Realigning physician incentives to prioritize overall health of patient and promote preventative care

Physician burnout

PCPs spend more time with each patient; promoting more sustainable workplace behaviors

[1] 2019 New England Journal of Medicine

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Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Has a Substantial Market Opportunity


Annual U.S. Healthcare Spend
~$3.8T[1]
Medicare Spend
~$800bn[2]
Medicare Eligibles
~60M[3]
Core
Medicare Advantage Market
~$300bn[4]
Medicare Advantage
Members
~24M[5]

Total Addressable Market Opportunity

- Includes Medicare eligibles who utilize either Traditional Medicare and / or Medicare Advantage
- Medicare eligibles represent ~18% of the US population and growing[6]
- ~7% Medicare spending growth rate[2]

Core Medicare Advantage Market: ~$300bn

- Moderate-to-highly populated Medicare Advantage eligible dense counties (>10k Medicare eligibles)
- $1,000 per member per month (“PMPM”)

[1] 2019 total national healthcare expenditure, CMS; [2] 2019 Medicare national healthcare expenditure, CMS; [3] 2019 Medicare beneficiaries, Kaiser Family Foundation; [4] Based on CMS Medicare Advantage Penetration by County data as of March 2021 and includes counties with greater than 10,000 Medicare eligibles. Derived by taking the product of ~24mm Medicare Advantage enrollees in our target markets and an annual revenue of $12,000 per member, which is derived from industry knowledge and is what we believe to be a reasonable national assumption; [5] Based on CMS Medicare Advantage Penetration by County data as of March 2021 and includes counties with greater than 10,000 Medicare eligibles; [6] Based on a U.S. population of ~330mm (U.S. Census data) and ~60mm Medicare eligibles

13

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Medicare Market Is Growing and MA Penetration Is Increasing Medicare Advantage Enrollment Key Tailwinds ➢ 10,000 seniors age into Medicare each day, with growing percentage (~39% today) 2,1 choosing MA plans ➢ U.S. population is aging, with an estimated 81M aged 65+ in next 2 twenty years ➢ Medicare Advantage spend expected to grow ~9% annually from ~$300bn to $450bn+ between 2021-2025, representing 3 40%+ of total Medicare spend 1 3 3 Kaiser Family Foundation; U.S. Census Bureau; CMS Medicare Trustees Report (2019) and equity research 14Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Medicare Market Is Growing and MA Penetration Is Increasing Medicare Advantage Enrollment Key Tailwinds ➢ 10,000 seniors age into Medicare each day, with growing percentage (~39% today) 2,1 choosing MA plans ➢ U.S. population is aging, with an estimated 81M aged 65+ in next 2 twenty years ➢ Medicare Advantage spend expected to grow ~9% annually from ~$300bn to $450bn+ between 2021-2025, representing 3 40%+ of total Medicare spend 1 3 3 Kaiser Family Foundation; U.S. Census Bureau; CMS Medicare Trustees Report (2019) and equity research 14

Market Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Proven Board With Extensive Healthcare Expertise



Mark Thierer

Chairman of the Board
- CEO, OptumRx
- CEO & Chairman of Catamaran

30 Years+ in Healthcare



Sherif Abdou, MD

Chief Executive Officer & Director
- Co-Founder & CEO, HealthCare Partners NV
- Co-Founder & CEO, Pinnacle Health System

30 Years in Healthcare



Amir Bacchus, MD

Chief Medical Officer & Director
- Co-Founder & CMO, HealthCare Partners NV
- Co-Founder & CMO, Pinnacle Health System

23 Years in Healthcare



Greg Wasson

Director
- CEO & President, Walgreens

30+ Years in Healthcare



Lawrence B. Leisure

Director
- Founder & Co-Managing Partner, Chicago Pacific Founders
- Director, BioIntelliSense

30+ Years in Healthcare



Mary Tolan

Director
- Founder & Co-Managing Partner, Chicago Pacific Founders
- CEO, Founder & Board Chair, R1-RCM

18 Years in Healthcare



Greg Kazarian

Director
- Executive Chair & CEO, Recovery Ways
- CPO & General Counsel, R1-RCM

15 Years in Healthcare



Thomas E. Price, MD

Director
- 23rd U.S. Secretary, Department of Health and Human Services (HHS)
- Co-Founder, Largest Private Non-Academic Orthopedic Practice in US

30+ Years in Healthcare



Jeff Park

Independent Director
- Chairman & CEO, WellDyneRx
- COO & EVP, Optum

15 Years in Healthcare

15

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Three Distinct Growth Models in Value-Based Physician Enabler Space

Value-Based Care Physician Enablers

Model	Description	Examples	Cost
Build	*Builds clinics, hires providers, and recruit patients in value-based care model*	iorahealth, CareMax, Oak Street Health, VillageMD	~$3,000 / MA patient[1]
Acquire	*Acquires clinics and converts to value-based care*	CanoHealth, VillageMD, CareMax	~$10,000 / MA patient[2]
Affiliate	*Partners with payors, providers or health systems to enable a value-based care model*	agilon health, P3 Health Partners	~$1,000 / MA patient[3]

[1] Based on competitive disclosures of cumulative center investments to reach breakeven point; [2] Based on management experience and estimates; [3] Based on P3 first year loss generated in Oregon market.
Note: P3 has historically leveraged affiliate as its primary growth model.

16

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Health Partners Compares Favorably Across Key Metrics

	Capital Light		Capital Intensive		
	P3 Health Partners	agilon health	CanoHealth	CareMax	Oak Street Health
Enterprise Value	$2.3bn[1]	$12.7bn[1]	$7.6bn[1]	$801mm[1]	$13.7bn[1]
Year Founded	2018[2]	1983[3]	2009	2011	2012
Operating Model	Partner - Payor / provider	Partner - Joint-venture PCP	Buy – Acquisition primarily	Buy – Acquisition primarily; Build – going forward	Build – Employed / clinic model
Markets	11	17	16	1	24
MA Membership[4]	~68K	~231K	~112K	~30K[6]	~109K
2021E Revenue	$633M[1]	$1.8bn[1]	$1.6bn[1]	$676M[1]	$1.4bn[1]
2022E Revenue	$825M[1]	$2.5bn[1]	$2.5bn[1]	$905M[1]	$2.1bn[1]
FV / 2022 Revenue	2.7x	5.1x	3.0x	0.9x	6.4x
Capital Efficiency	High	Low	Low	Low	Low
Fully Delegated Model	Yes	No	No	No	No
LT EBITDA Margin Target	20%+	Double digits	N/A[7]	N/A	~20%
'18A-'20A Revenue CAGR	135%	60%	90%	N/A	67%

[1] FactSet as of 9/07/21; [2] First full year of revenue; [3] Date of incorporation for Primary Provider Management Company, Inc ("PPMC"), which was the predecessor to Agilon Health; [4] P3 MA lives projected as of FYE 2021, Agilon MA lives as of S-1 filed on 8/30/21, Cano Health MA lives as of Q2'21 earnings on 06/30/21, Oak Street MA lives represent midpoint of FYE 2021 management guidance as of 8/09/21, CareMax MA lives as of Q2'21 quarterly earnings report as of 06/30/21; [5] Represents 2020A total practice collections; [6] Based on PF 2021E; [7] 2023E EBITDA margin of 6% and average mature MA clinic adj. EBITDA margin of 24%

17

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Given ~2% of MA Lives in VBC, True Competition is FFS Payment Model

Value-Based Care Physician Enablers[1]	
P3 Health Partners	~68k
agilon health	~210k
Oak Street Health	~109k
CanoHealth	~85k
Caremax	~26k
iorahealth	~31k

% of Total Medicare Advantage Enrollment[2]


~2%
of ~24mm MA enrollees

[1] P3 MA lives projected as of FYE 2021, agilon MA lives as of S-1 filed on 3/18/21, Oak Street MA lives represent midpoint of FYE 2021 management guidance as of 3/31/21, Cano Health MA lives as of Investor & Analyst Day Presentation on 3/04/21, Caremax MA lives as of Analyst and Investor Day Presentation on 9/9/21, iora health MA lives as of July 31, 2021; [2] Based on 2020 total MA enrollment of ~24mm.

18

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Model Has Demonstrated Proven Outcomes

Medical Cost Reduction[1] of ~20%

$652 PMPM

P3 — *First Three Years* →

$539 PMPM

- Results reflect first P3 payor contract in Arizona ("Payor A"), driven by a combination of:
  - Aligned PCP incentives
  - Delegated services
  - Reshaped local network

[1] Reflects Part C Medical Cost of "Payor 1" (PMPM), P3's First Contract in Arizona

19

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3’s Track Record Of Organic Growth Total Full Risk Lives Total Revenue 86K CAGR: 71% $825M CAGR: 75% 68K $633M 50K $483M 10K $145M 10K $88M 2018A 2019A 2020A 2021E 2022E 2018A 2019A 2020A 2021E 2022E Note: Patient numbers are approximate 20Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3’s Track Record Of Organic Growth Total Full Risk Lives Total Revenue 86K CAGR: 71% $825M CAGR: 75% 68K $633M 50K $483M 10K $145M 10K $88M 2018A 2019A 2020A 2021E 2022E 2018A 2019A 2020A 2021E 2022E Note: Patient numbers are approximate 20

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Investment Highlights Large, Growing TAM With Significant Whitespace Deeply Experienced Management Team Capital Efficient & Scalable Model Proven Outcomes Multiple Avenues of Organic Growth 21Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Investment Highlights Large, Growing TAM With Significant Whitespace Deeply Experienced Management Team Capital Efficient & Scalable Model Proven Outcomes Multiple Avenues of Organic Growth 21

P3 OverviewP3 Overview

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Proven Outcomes, Compelling Economics And Physician-Led

We are able to drive enhanced outcomes via our **patient-centric, physician-led** care model:


P3 Health Partners Medical Group
Built by Doctors. Loved by Patients.

99% Physician retention[1]

97% Patient satisfaction[2]

~135% Annual revenue growth[3]

35% / 36% Reduction in hospital admissions[4] / ED visits[5]

[1] Represents affiliate provider retention through Q1 2021A; [2] Represents patient satisfaction for Nevada Medical Group from February 2020 to February 2021; [3] 2018A – 2020A revenue CAGR; [4] Based on P3's hospital admission rate per thousand of 161 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 248; [5] Based on P3's emergency department claims per thousand of 357 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 557

23

Overview | **P3 Health Partners** | Growth Strategy | Proven Outcomes | Financial Overview

P3: 20 Years In The Making

1998 – **First full-risk contract**
Founding members of P3 take on their first full-risk contract at Pinnacle / Summit

2006 – **Pinnacle / Summit Acquired by JSA (becomes HealthCare Partners Nevada)**
~35K MA global risk lives

2010 – **Scaling the business**
~100K MA global risk lives

2012 – **HealthCare Partners Merges with DaVita**
~125K MA global risk lives
~21.8%[1] EBITDA margin

2017 – P3 Health Partners (People. Passion. Purpose.) **Founded**

2018 – **P3's first full year of revenue**
Revenue of $88mm

2019 – **P3 achieves 7 full risk payor contracts**

2020 – **P3 expands into 6 new markets for a total of 11**

2021 – **Projected revenue of $633M**
P3 Health Partners (People. Passion. Purpose.) / FORESIGHT

Pre-P3 Health (1998–2012) | **P3 Health** (2017–2021)

Source: DaVita HealthCare Partners merger presentation, May 2012; Optum press release, May 2007
[1] As of 12/31/11
Note: Pre-P3 events based on management's knowledge

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Physician-Led, Deeply Experienced Management Team With 20 Years+ In Value-Based Care



Sherif Abdou, MD, MMM, FACP, FACPE

Chief Executive Officer

- Co-Founder & CEO, HealthCare Partners Nevada
- Co-Founder & CEO, Pinnacle Health System

30 Years of Experience



Amir Bacchus, MD, MBA

Chief Medical Officer

- Co-Founder & CMO, HealthCare Partners Nevada
- Co-Founder & CMO, Pinnacle Health System

25 Years of Experience



Lorie Glisson

Chief Operating Officer

- President & CEO, HealthCare Partners Florida
- President & CEO, JSA Healthcare Corporation

25 Years of Experience



Todd Lefkowitz, MHA

Chief Managed Care Officer

- SVP, Managed Care Operations & Network Development, HealthCare Partners
- VP, Network, PacifiCare & UnitedHealthcare-Nevada

20 Years of Experience



Scott Keim

Chief Growth Officer

- Executive Director of Business Development, Aetna
- Senior Vice President, Contracting and Strategy, Bravo Health

30 Years of Experience



Sarah Bussmann, BSN-RN, CRNI, MHA

EVP, Population Health Management

- Associate VP, Clinical Quality, DaVita HealthCare Partners

10 Years of Experience



Jessica Puathasnanon, JD, LLM

Chief Legal Officer

- Chief Counsel & Compliance Officer, Medtronic Diabetes
- Director, KPMG
- SEC Enforcement

11 Years in Healthcare



Eric Atkins, CPA, MBA

Chief Financial Officer

- CFO, Sprout Pharmaceuticals
- Divisional CFO, Hillrom
- Director, KPMG

9 Years in Healthcare

25

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3's Affiliate Model Engages All Key Stakeholders


Payors
P3 partners directly with payors
P3 has ability to take on **delegated services** of health plan partners
P3
P3 **partners with vs. displaces** local providers
P3 contracts and develops a full network of primary care, specialty and ancillary providers managing the **entire cost of care**
Physicians
P3 **navigates, coordinates and integrates** care to create a customized care plan for each patient
P3 honors social & moral contract between patients and providers by maintaining their relationship
All patients aligned to payors
All patients aligned to providers
Patients

26

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

The P3 Model Is Effective And A "Win" Scenario For All Key Stakeholders

Patients

- Improved primary care access to physicians focused on **wellness and prevention**
- **Individualized, longitudinal care plans**, catered to the needs of individual patient
- Improved clinical outcomes and patient satisfaction at **no additional cost**

Physicians

- Physicians receive benefit of **P3 team, tools and technology** to enable shift from fee-for-service to value-based care
- Physicians receive **financial upside** from increased patient access and value created from improved clinical outcomes
- Physicians **retain independence** in capital-efficient, affiliate model and experience **greater satisfaction**

Payors

- Improved clinical outcomes lead to **enhanced quality scores** and **improved funding to payor**
- Improved clinical outcomes and subsequent surplus permit **enhanced patient benefits** and **drive faster member growth**
- Payors benefit from **capitated risk** arrangement with P3

The P3 Model Enables Better Patient Care, Greater Physician Satisfaction, And Enhanced Payor Growth And Cost Savings

27

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

How We Bend The Cost Curve

1	*Risk Stratification*	➢ Identify high-risk, rising risk and high-cost patients and share with their physicians to help prioritize care ➢ Engage physician partners with activity lists and guidelines catered towards individual risk groups
2	*Care Management*	➢ Increase access for patients and coordinate care between PCPs, specialists and other caregivers ➢ Focus cost management efforts via direct patient and provider interaction
3	*Utilization Management*	➢ Direct care to most cost efficient, high-quality providers ➢ Perform concurrent review to manage acute and post-acute hospitals for length of stay and appropriateness ➢ Reduce unnecessary services through provider education and guideline usage
4	*Proprietary Tech Platform*	➢ Drive physician efficiencies via multi-layered technology platform, leading to better overall care ➢ Consolidate disparate data to enhance patient-specific care
5	*Collaboration with Payors to Build the Right Network*	➢ Contract with key providers / specialists to encourage coordination ➢ Contract with key providers for directing large volumes of patients ➢ Direct care to strong quality, cost efficient providers

Proven Outcomes: ~20% Medical Cost Reduction



28

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Care Teams Engage Patients Immediately to Focus on Wellness and Prevention



A New Patient Onboarding

- P3 Care Team stratifies new members based on known **disease burden, medications and medical cost** – indicators to gauge overall health
- P3 Care Team notices Ms. Smith[1], a woman with **diabetes, but no other documented co-morbidities** (statistically unlikely) and flags for P3 Care Team



B P3 Care Team Engages Ms. Smith

- P3 Care Team reaches out to Ms. Smith to start building a relationship
- P3 Care Team realizes that Ms. Smith has **two additional co-morbidities** (hypertension and hyperlipidemia) and properly documents for RAF scoring



C Whole Patient Care

- P3 Care Team navigates, coordinates and integrates care to create a customized plan
- Example includes setting up a meeting with Ms. Smith, her children (e.g. **primary caretakers**) and P3 dietician to understand what her plate should look like and how to shop and cook to **enable healthy eating for diabetics**



D Maximizing Self-Care

- P3 Care Team **front loads outreach**, calling Ms. Smith daily to talk about blood sugar, exercise habits and changes to diet
- Ms. Smith's **blood sugar levels move from high to consistently within normal range** and P3 Care Team scales back to encourage self-care abilities

[1]Patient name blinded.

29

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview When a Patient is Admitted to the Hospital, P3 Has a Well-Developed Care Plan 1 ED Visit: Hospital evaluates P3 patient in ED and wants to admit them to the hospital. 2 Authorization: Hospital notifies P3 to request admit authorization, sending clinical documentation to support recommendation. 3 Clinical Review: P3 Care Team conducts concurrent review and determine whether patient meets criteria for inpatient admission or should instead be approved for observation. 4 Proactive Plan: If approved for admission, P3 Care Team works with hospital discharge planners to start developing discharge plan at point of admission. 5 Whole Patient Care: P3 Care Team includes patient specific care manager to help with discharge, incorporating patient’s external support system and medical history. 6 Discharge: Once ready, P3 patient is directed to the next most appropriate level of care (home, SNF, LTAC etc.). 30

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Transitions of Care Post Discharge Designed to Prevent Costly Readmissions 1 Discharge: P3 patient leaves the hospital. All patients are then enrolled in P3 proprietary transition of care program (30-45 days). 2 Initial Call: P3 Care Team calls within 1 day to discuss purpose of hospital visit, discharge orders, medication review, set up PCP (in-person, telehealth, at home, etc.). 3 PCP Visit: Depending on patient acuity, appointments scheduled within 3-5 days. Highest risk patients will have an additional visit 10-14 days post discharge. 4 Follow-Up: P3 Care Team calls within 1 day of each PCP visit to ensure patient understands doctor’s recommendations and guidelines. P3 Care Team continues patient contact during ToC to ensure progression. 5 On-going care: High acuity patients are assigned to full P3 case management program; low acuity patients discharged from transition of care program. 31Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Transitions of Care Post Discharge Designed to Prevent Costly Readmissions 1 Discharge: P3 patient leaves the hospital. All patients are then enrolled in P3 proprietary transition of care program (30-45 days). 2 Initial Call: P3 Care Team calls within 1 day to discuss purpose of hospital visit, discharge orders, medication review, set up PCP (in-person, telehealth, at home, etc.). 3 PCP Visit: Depending on patient acuity, appointments scheduled within 3-5 days. Highest risk patients will have an additional visit 10-14 days post discharge. 4 Follow-Up: P3 Care Team calls within 1 day of each PCP visit to ensure patient understands doctor’s recommendations and guidelines. P3 Care Team continues patient contact during ToC to ensure progression. 5 On-going care: High acuity patients are assigned to full P3 case management program; low acuity patients discharged from transition of care program. 31

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Delegation of Services Creates Value

Key delegation services…

- ***Network management and credentialling***
- ***Utilization management***
- ***Care management***
- ***Claims processing***

*…help **accelerate the reduction of medical costs***

Network management and credentialling


aetna
P3
~$99
PMPM
~$41
PMPM

- *Aetna's oncology costs, in Nevada, were **~$99 per member per month (PMPM)***
- *Aetna partners with P3*
- *P3 modifies Aetna's network by removing a single oncology firm*
- ***Estimated run rate savings of ~$58 PMPM** (reduction from ~$99 to **~$41 PMPM**)*

32

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Delegated Utilization and Care Management Reduce Medical Costs and ED Use

Utilization Management

~30%[1]

hospital to ASC savings

- *P3 identifies a **group of specialists** as incurring sizably **higher medical expenses** than market*
- *P3 engages provides and learns they were trained to conduct their surgeries primarily in the **hospital***
- *P3 walks through benefits of moving those surgeries to **ambulatory surgery centers***
- *Given **prior authorization capabilities,** P3 can limit non-ASC use for elective procedures*

Care Management

~36%[2]

reduction in ED visits

~35%[3]

reduction in hospital admissions

- *P3 Care Team works directly with patients and providers to **reduce ER admissions and visits***
- *P3 offers extended hours care line to **maximize access** to nurses or primary care physicians*

[1]Management estimates; [2]Based on P3's hospital admission rate per thousand of 161 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 248; [3]Based on P3's emergency department claims per thousand of 357 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 557

33

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

How Our Products Work


Internal Systems
Claims Adjudication
ezcap
Contracting/ Credentialing
TractManager
Payment Integrity
HCIM
Medical Group
athenahealth
Other COTs Applications (eg., Netsuite, Namely, Footprints etc.)
External Data Sources
(Payors, vendors, care facilities) > 250 disparate files per month
P3 Data Fabric
Staging & Quality Checks
Data Integration & Mastering
Analytics, Business Rule Curating, Product Schema
Azure
P3 Health Hub
User Provisioning & Access
One Login
P3 Provider Portal
Provider Facing Analytics
CV Submission For MRA
Retrospective Coding
Prospective Coding
P3 Analytic Mgmt.
Management BI
ML & AI
P3 Care Connect
Letter Processing
Utilization Management
Patient Engagement
Care/Disease Mgmt.
P3 N-Gage
Remote Monitoring
Televisit
Self Assessment
Delegate Engagement
Information Security (HITRUST)
Cloud Computing
(MS Azure)
Endpoint Management
Communication/Connectivity

34

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Our Technology Suite Enables The Delivery Of High-Quality Care At Scale

Provider Portal

- Seeks to improve provider performance, quality and alignment to payment incentives
- Provider of ADT* alerting
- Also used to improve coding and chart review


60.5%
51%
0%
497

Analytic Management

- Seeks to leverage data to inform business decisions
- Provides data insights such as quality, utilization, risk, pharmacy and finance
- Estimates risk stratification, future admit rates and disease progression



P3 Care Connect

- Seeks to improve efficiency of existing workflows
- Sends provider notifications, generates letters and fulfillment, conducts reporting and audit compliance



P3 N-Gage

- Seeks to improve communication between care managers and patients
- Presents member a summary of admissions, discharges, biometric data and care plans



*Admissions, discharge and transfer system

35

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Model Not Only Drives Results, But Also Improves Patient Experience



"***I love my care manager***. *She is so patient and really cares for her patients. She helps me with making appointments and always calls me afterwards to follow up and make sure everything went well and answer any questions I might have. I* ***would not be alive today if I didn't have her help***."



"***I used to go to the emergency room every time something was wrong, but now I can just call my P3 team, and they will help me instead***. *Last week I was in so much pain and they sent healthcare providers to my home and got me an appointment with my PCP the next day.*"



"*My PCP told me I needed to see a surgeon, but I didn't know how to. P3* ***found me multiple options that were within my plan's network, helped me get an appointment and coordinated transportation***."

36

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Our Fly Wheel Drives The Repeatability Of Our Care Model And Its Outcomes

35%

Reduction in hospital admissions[4]

High quality of care meaningfully reduces the cost of care

36%

Reduction in ED visits[3]

Value of model creates better care outcomes

250+

Data points aggregated

Multi-layered technology platform, driving integration across the care continuum



Higher patient satisfaction
Improved membership and retention
Greater payor engagement
Higher physician efficiency and satisfaction
Enhanced tech platform
Improved care outcomes
Lower care costs
P3 Health Partners
People. Passion. Purpose.

97%

Patient satisfaction[1]

Greater care continuity and improved care promote patient stickiness

16

MA risk contracts thru June 2021

Robust payor relationship across markets and patient panels

99%

Physician retention[2]

High physician satisfaction

[1] Represents patient satisfaction for Nevada Medical Group from February 2020 to February 2021; [2] Represents affiliate provider retention through Q1 2021A; [3] Based on P3's emergency department claims per thousand of 357 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 557; [4] Based on P3's hospital admission rate per thousand of 161 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 248

37

Growth Strategy

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview We Have A Strong History Of High Organic Growth And A Line-of-Sight To Continued Success Via Our Capital-Efficient Affiliate Model ’18A-’22E ➢ P3 continues to (FYE 12/31) 2018A 2019A 2020A 2021E 2022E CAGR successfully leverage longstanding relationships Total revenue $88 $145 $483 $633 $825 75% ($mm) with high quality physicians Total full risk 10 20 50 68 86 71% lives (000s) ➢ Network development and Total contracted contracting meaningfully 300 1,000 1,500 2,000 2,500 70% PCPs began in Q1’18 States ➢ Currently operate in 11 (added during 1 year) markets across 4 states ➢ Expected growth to 17-21 Markets 1 5 11 17 - 21 markets across 7+ states Note: Physician and patient numbers are approximate 1 Based on existing sales pipeline 39Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview We Have A Strong History Of High Organic Growth And A Line-of-Sight To Continued Success Via Our Capital-Efficient Affiliate Model ’18A-’22E ➢ P3 continues to (FYE 12/31) 2018A 2019A 2020A 2021E 2022E CAGR successfully leverage longstanding relationships Total revenue $88 $145 $483 $633 $825 75% ($mm) with high quality physicians Total full risk 10 20 50 68 86 71% lives (000s) ➢ Network development and Total contracted contracting meaningfully 300 1,000 1,500 2,000 2,500 70% PCPs began in Q1’18 States ➢ Currently operate in 11 (added during 1 year) markets across 4 states ➢ Expected growth to 17-21 Markets 1 5 11 17 - 21 markets across 7+ states Note: Physician and patient numbers are approximate 1 Based on existing sales pipeline 39

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Model Enables Capital Efficient Growth and Maintains Patient-Provider Relationship Market Entry Decisions Are Informed By Provider And Payor Data, Thereby Avoiding Large Upfront Costs We Enter Markets Through Partnerships With Payors And Providers ➢ Health plans seek P3 to optimize entire blocks of existing business ➢ Establishes contracts based on market data in provider contracting, including Payors payor relationships and payment methodologies ➢ Improved outcomes and realized cost savings allow for repeatable, faster growth in the market ➢ Market analysis based on network, market and senior population dynamics ➢ Network team identifies existing physician services that align with the P3 model ➢ Strong reputation for improving clinical and financial outcomes with installed Providers provider base ➢ Hire / contract with local resources that have established relationships within the market to identify provider groups that align with the P3 model of care 40Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Model Enables Capital Efficient Growth and Maintains Patient-Provider Relationship Market Entry Decisions Are Informed By Provider And Payor Data, Thereby Avoiding Large Upfront Costs We Enter Markets Through Partnerships With Payors And Providers ➢ Health plans seek P3 to optimize entire blocks of existing business ➢ Establishes contracts based on market data in provider contracting, including Payors payor relationships and payment methodologies ➢ Improved outcomes and realized cost savings allow for repeatable, faster growth in the market ➢ Market analysis based on network, market and senior population dynamics ➢ Network team identifies existing physician services that align with the P3 model ➢ Strong reputation for improving clinical and financial outcomes with installed Providers provider base ➢ Hire / contract with local resources that have established relationships within the market to identify provider groups that align with the P3 model of care 40

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Value-Based Care Physician Enablement Economics

1. CMS pays healthcare plans on a per member per month (PMPM) basis, reflective of patient health conditions
2. **Value-Based Care Physician Enablement companies that enter contracts** with Medicare Advantage plans will retain a percentage of the CMS premium; Percentage dependent on level of risk
3. Medical expenses include **third party medical costs as well as physician incentive programs**
4. As **patient populations mature and clinical outcomes improve**, VBCE companies generate positive EBITDA



//ILLUSTRATIVE
1
2
3
4
CMS payment to plan (PMPM)
% Retained by MA plan
VBCE Revenue
Medical Expenses
% Retained by VBCE to Manage Care
VBCE operating expenses
VBCE EBITDA

41

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Examples Of Growth: Centene Case Study

Membership Growth Across States


OR
Douglas County
NV
CA
Clark County
AZ
Yuma County
Pima County
Santa Cruz County
Cochise County
2019
2020
2021

Proven, Agile Model Allows for Rapid Scale


CENTENE Corporation
CAGR: +233%
~1k
~10k
~15k
Jan-19
Jan-20
Jan-21
Pima (AZ)
Cochise (AZ)
Yuma (AZ)
Santa Cruz (AZ)
Clark (NV)
Douglas (OR)

42

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Examples Of Organic Growth: Arizona Connected Care Case Study

Membership Growth Across Mature State

Arizona Connected Care
your connection for better health


Yavapai County
5
AZ
Yuma County
4
Pima County
1
Cochise County
2
3
Santa Cruz County

Proven, Agile Model Allows for Rapid Scale

Entered into provider **partnership with Arizona Connected Care in 2018** that provided **core market infrastructure** and allowed us to **expand our scalable model within the state**

Our Arizona PCP network grew from **~300 to ~700 between 2018-2019**

Expanded network enabled additional risk contracts **(1 contract to 4)** and accelerated membership growth **(~10K full risk lives to ~16K)**

Shared savings lives obtained with Arizona Connected Care provided **springboard for conversion to MA risk and direct contracting**

43

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Has a Scalable and Repeatable Playbook for Market Entry 2018 2019 2020 ➢ Identify and retain local leadership teams ➢ Build propriety network including primary care physicians, specialists, and health systems ➢ Recruit and train local care teams ➢ Apply proprietary tools and technology: Risk Stratification, Patient 360 ➢ Align value-based incentives to primary care physicians Initial Market Investment of $5M to $8M in Operating Spend 44Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Has a Scalable and Repeatable Playbook for Market Entry 2018 2019 2020 ➢ Identify and retain local leadership teams ➢ Build propriety network including primary care physicians, specialists, and health systems ➢ Recruit and train local care teams ➢ Apply proprietary tools and technology: Risk Stratification, Patient 360 ➢ Align value-based incentives to primary care physicians Initial Market Investment of $5M to $8M in Operating Spend 44

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Strong Markets, Diverse Relationships And Growth Trajectory Select National and Local Payor Relationships Current states Expansion states Current counties 45Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Strong Markets, Diverse Relationships And Growth Trajectory Select National and Local Payor Relationships Current states Expansion states Current counties 45

Proven OutcomesProven Outcomes

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Model Drove ~20% Reduction of Medical Cost in First Three Years

Medical Cost Reduction[1] of $113 PMPM


-$113 PMPM
$652
$539
2018
2020

- Results reflect first P3 payor contract in Arizona ("Payor A")
- Aligned physician incentives increased patient access, improved clinical outcomes and reduced hospital admissions and ED visits
- Reshaped local network reduced medical costs while maintaining quality of care
- Delegated services created value for providers and payors

[1] Reflects Part C Medical Cost of Payor 1 (PMPM)

47

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Aligned Primary Care Physician Incentives Deliver Optimal Patient Care Base Compensation Value-Based Incentive Program Surplus Sharing Program ➢ No changes made to base ➢ PCPs immediately qualify for ➢ PCPs share in cumulate surplus compensation once primary care additional payments to incentivize created by improved clinical physicians become P3 affiliates patient access: outcomes and lower cost of care ➢ Comprehensive examinations ➢ PCP incentivize to focus on quality ➢ >75% patients have PCP visit of care rather than quantity of within 7 days of discharge services provided ➢ >90% patients receive comprehensive examination ➢ Provide remote access to EHR 50/50 split ➢ Coordinate care and perform case study reviews with P3 care team 48

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Built A Proprietary Network of Physicians, Specialists and Health Systems



Payor 1
P3 Health Partners
Payor 1 Network
Independent Physicians
Physician Groups
Hospitals, Health Systems, Facilities and Ancillary Providers
January 1st, 2018
P3 Health Partners
Payor 1
Payor 2
Payor 3
Payor 4
P3 Network
Independent Physicians
Physician Groups
Hospitals, Health Systems, Facilities and Ancillary Providers
January 1st, 2019

- Initially relied on pre-existing (Payor 1) contracts for physician and health system partners
- P3 incorporated feedback from PCPs with data regarding quality and effectiveness to understand and reshape network
- Throughout the year, P3 negotiated directly with providers and health systems to enter new contracts

49

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Reshaped Local Network to Drive Medical Cost Reductions Specialty Cost Reductions ($, PMPM) ➢ P3 reduced the number of home health providers in network and negotiated capitated contract by January st 1 , 2019 ($15 PMPM savings) ➢ P3 identified specialty providers (ex. ophthalmology) that were running at above market costs ➢ P3 engaged ophthalmologists to discuss general alternatives; Retinal surgeons increased usage of Avastin (vs. Eylea and Lucentis) in 2019 saving ~$7 PMPM ➢ Further network management based on negotiated reimbursement models and stronger unit costs Home Health Ophthalmology 50Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3 Reshaped Local Network to Drive Medical Cost Reductions Specialty Cost Reductions ($, PMPM) ➢ P3 reduced the number of home health providers in network and negotiated capitated contract by January st 1 , 2019 ($15 PMPM savings) ➢ P3 identified specialty providers (ex. ophthalmology) that were running at above market costs ➢ P3 engaged ophthalmologists to discuss general alternatives; Retinal surgeons increased usage of Avastin (vs. Eylea and Lucentis) in 2019 saving ~$7 PMPM ➢ Further network management based on negotiated reimbursement models and stronger unit costs Home Health Ophthalmology 50

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Proprietary Network Enables Membership Growth P3 Arizona MA Lives (K) ➢ Our provider network often serves a patient panel beyond our existing payor relationships ➢ An established network provides a common ground for conversations with additional payor partners 51Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Proprietary Network Enables Membership Growth P3 Arizona MA Lives (K) ➢ Our provider network often serves a patient panel beyond our existing payor relationships ➢ An established network provides a common ground for conversations with additional payor partners 51

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Improved Clinical Outcomes and Reduced Medical Cost with Scalable Model “ “ “ “ ~20% 35% 135% 2,000 reduction in medical reduction in hospital 3 4 Revenue growth 2021E PCPs 2 1 costs admissions 1 2 3 Based on P3's hospital admission rate per thousand of 161 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 248; Reflects Reduced Part C Medical Cost / Per Member Per Month of Payor 1 from 2018 to 2020; Represents revenue growth from 2018 to 4 2020; Physician numbers are approximate. 52 “ “ “Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Improved Clinical Outcomes and Reduced Medical Cost with Scalable Model “ “ “ “ ~20% 35% 135% 2,000 reduction in medical reduction in hospital 3 4 Revenue growth 2021E PCPs 2 1 costs admissions 1 2 3 Based on P3's hospital admission rate per thousand of 161 in Arizona as of December 31, 2019, compared to the local Medicare benchmark of 248; Reflects Reduced Part C Medical Cost / Per Member Per Month of Payor 1 from 2018 to 2020; Represents revenue growth from 2018 to 4 2020; Physician numbers are approximate. 52 “ “ “

Financial OverviewFinancial Overview

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Clear And Visible Path For Membership Growth

Target Long-Term 35% Annual Patient Growth Rate Through a Mix of Payor and Provider Opportunities → Multiple Levers of Growth

Opportunity	Lever	Details
8-10% Opportunity	Existing Contracts	■ Annual enrollment period ■ Open enrollment period ■ Rest of year
3-5% Opportunity	Existing Counties	■ New payor contracts ■ New provider contracts
3-5% Opportunity	New Counties	■ Existing contracts ■ New contracts
3-5% Opportunity	New States	■ New payor contracts ■ New network partnerships (JV) ■ Existing contracts
3-5% Opportunity	De novo clinics	■ 1-3 clinics per state
3-5% Opportunity	Small Clinic Tuck-Ins	■ Targets per market
5-10% Opportunity	Large Provider Partnerships	■ Robust near and long-term pipeline

P3's Growth strategy is based on strong existing market growth and a near-term new market entry plan[1]

[1]Estimates are based on management's review of opportunities

54

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3’s Proven Track Record Of Organic Growth Total Full Risk Lives Total Revenue Note: Patient numbers are approximate 55Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview P3’s Proven Track Record Of Organic Growth Total Full Risk Lives Total Revenue Note: Patient numbers are approximate 55

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Continued Momentum in 1H21 Despite COVID Headwind 1 1 Revenue EBITDA PMPM EBITDA% $(43) $(49) -5.3% -5.5% $(39) -3.6% 2 2 Estimated Impact of COVID Estimated Impact of COVID 1H-20A 1H-21A 1H-20A 1H-21A 1 Note: Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization, further adjusted to add back the effect of certain expenses, such as mark-to-market warrant expense, premium deficiency reserves and stock based compensation; 2 Reflects $11M impact of third-party medical costs directly attributable to COVID-related admissions. 56

Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Strong Growth Momentum Projected to Continue Total Full Risk Lives Total Revenue Note: Patient numbers are approximate 57Overview P3 Health Partners Growth Strategy Proven Outcomes Financial Overview Strong Growth Momentum Projected to Continue Total Full Risk Lives Total Revenue Note: Patient numbers are approximate 57

Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Near-Term Opportunities in Our Pipeline Represent 100K+ Lives

Select Payor Partnership Opportunity

- P3 has a pre-existing relationship with Payor B in current markets
- Payor B values increased quality of care and lowered medical costs P3 has enabled in current markets and wants to expand partnership
- Opportunity with Payor B to enter market in Southwest for **8K MA lives**, with P3 to take on global risk

Select Provider Partnership Opportunity

- P3 pinpoints market in Western United States as attractive for value-based care enablement and overarching company growth strategy
- P3 identifies Provider A as potential partner and begins discussions
- Opportunity with Provider A for **10K MA lives**, with P3 to take on global risk

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Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Capital Efficient, Affiliate Model Delivers Significant Value

P3 Model Gives Strong Return on Investment

~$5-8M[1] investment to enter new market

~$300M[1] revenue in Year 4 Arizona

Medical Cost Reduction[2] of ~20%


-$113 PMPM
$652
$539
2018
2020

[1] Management estimates and calculations; [2]Reflects Part C Medical Cost of Payor 1 (PMPM).

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Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

Long-Term KPI Targets

3 – 5 Counties per year	➢ Leverage existing payor / provider relationships to extend into adjacent markets ➢ Establish new payor / provider relationships to enter new markets
35% Annual membership growth	➢ Strategically build / acquire centers in key markets to complement our MSO and affiliate model ➢ Improved care outcomes promote strong patient retention and acquisition
70% MCR	➢ Reduce MCR across markets, driving better care and carving out unnecessary waste ➢ Continuously leverage growing tech platform to drive down medical costs
20%+ EBITDA margin	➢ Leverage across administrative and shared services drive improved operating expense margin ➢ Limited capital expenditures to fuel affiliate growth model

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Overview | P3 Health Partners | Growth Strategy | Proven Outcomes | Financial Overview

P3 Investment Highlights

Large, Growing TAM With Significant Whitespace	➢ **$300b Medicare Advantage market** with **~9% growth rate** ➢ Minimal market penetration; **~2% of MA lives** managed by value-based care physician enablers
Deeply Experienced Management Team	➢ Led by one of the **most experienced leadership** teams in industry; **20+ years** of experience in value-based care and medical cost management
Capital Efficient & Scalable Model	➢ Partner with existing physician base (**affiliate model**) versus building new (employed / clinic model) ➢ **Built-in patient panel day 1** leverages existing installed physician base to **enable accelerated growth**
Proven Outcomes	➢ Proven model enables better patient experience, greater physician satisfaction, **improved clinical outcomes** and **lower medical costs**
Multiple Avenues of Organic Growth	➢ **Flexible market entry** through payor or provider partnership that preserves existing patient provider relationship ➢ **Multiple opportunities to grow membership** through existing payors / providers, new payors, new providers, new markets, etc.

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Appendix

Proposed Transaction Overview

P3 Health Partners entered into a definitive agreement to merge with Foresight Acquisition Corp. (FOREU) on May 25, 2021

- The transaction is expected to be funded through a combination of:
  - FOREU's $316M of cash in trust[1]
  - And $209M of committed PIPE financing
- Net proceeds used to fund cash to balance sheet for growth initiatives, cash consideration to selling shareholders, and general corporate purposes
- Current shareholders of P3 expected to maintain 75%[1] of pro forma ownership
- Close expected in Q4 2021

[1] Assumes no redemptions

63

Pro Forma Capitalization and Ownership

Estimated Transaction Sources And Uses ($M)

Sources ($M)	
Existing P3 equity rollover	$1,821
Proceeds from Trust Account[1]	316
Proceeds from Subscription Agreements	209
Total Sources	**$2,346**
Uses ($M)	
Existing P3 equity rollover	$1,821
Redemptions of Public Shares[2]	--
Cash to P3 Equity holders	305
Cash to balance sheet	180
Transaction fees and expenses[3]	40
Total uses	**$2,346**

Post-money Valuation At Close ($M)[4]

PF Transaction	
Illustrative P3 share price	$10.00
PF shares outstanding	242.3
Total PF equity value	**$2,423**
(+) debt at close	61
(-) cash at close	(194)
Total PF enterprise value	**$2,290**
2022E revenue	$825
2023E revenue	$1,255
PF 2022E EV / revenue	2.8X
PF 2023E EV / revenue	1.8X

Illustrative Post Transaction Ownership[4]



Subscribers 8.6%
Sponsors 3.6%
Public Stockholders 13.0%
Existing P3 Equityholders (non-blockers & blockers) 74.9%

[1] Cash held in the Trust Account as of March 31, 2021; [2] Represents the redemption of public shares in the no redemption scenario; [3] Represents the estimated amount of transaction expenses to be paid at the Closing of the Business Combination; [4]Total pro forma shares outstanding assumes 181.1mm from existing P3 shareholders, 31.6mm from Foresight shareholders, 20.9mm from new PIPE investors and 8.7mm from Foresight sponsor. Excludes outstanding public warrants and warrants held by SPAC sponsor and any shares that may be issued in connection with a warrant exchange offer or solicitation of approval to amend the warrants

64

Historical Results $M 2018A 2019A 2020A 1H-21A At-Risk Membership 10,400 19,700 50,600 56,200 Capitated Revenue $86 $139 $472 $295 Other Revenue 1 7 14 8 Total Revenue $88 $146 $485 $303 Capitated % of Total Revenue 98% 95% 97% 97% Medical Cost 92 141 486 298 MCR % Cap. Revenue 107% 102% 103% 101% MCR% Total Revenue 105% 97% 100% 98% Total Operating Expense 31 37 55 33 Opex % of Total Revenue 35% 25% 11% 11% EBITDA ($36) ($32) ($55) ($28) % Margin (41%) (22%) (11%) (9%) 65Historical Results $M 2018A 2019A 2020A 1H-21A At-Risk Membership 10,400 19,700 50,600 56,200 Capitated Revenue $86 $139 $472 $295 Other Revenue 1 7 14 8 Total Revenue $88 $146 $485 $303 Capitated % of Total Revenue 98% 95% 97% 97% Medical Cost 92 141 486 298 MCR % Cap. Revenue 107% 102% 103% 101% MCR% Total Revenue 105% 97% 100% 98% Total Operating Expense 31 37 55 33 Opex % of Total Revenue 35% 25% 11% 11% EBITDA ($36) ($32) ($55) ($28) % Margin (41%) (22%) (11%) (9%) 65

Adjusted EBITDA Reconciliation A ➢ Represents an add-back Year Ended December 31 Six Months Ended June 30 of non-cash charges related to fair-market ($s in thousands) 2019 2020 2020 2021 value estimates for Net income (loss) (42,917) (45,382) (15,353) (51,575) warrants attached to Company’s existing debt Interest (income) expense, net 3,479 9,970 4,563 8,175 Income tax expense - 148 - - B ➢ Represents an add-back of non-cash charges to Depreciation expense 399 795 368 762 record certain contract losses in advance Mark-to-market warrant expense - - - 10,974 A Premium deficiency reserve 6,364 (20,539) (2,378) 3,000 B ➢ Represents an add-back C of non-cash Stock-based compensation 474 447 568 1,024 C compensation charges EBITDA, adjusted (32,201) (54,560) (12,232) (27,640) Adjusted EBITDA (%) (22%) (11%) (5%) (9%) 66Adjusted EBITDA Reconciliation A ➢ Represents an add-back Year Ended December 31 Six Months Ended June 30 of non-cash charges related to fair-market ($s in thousands) 2019 2020 2020 2021 value estimates for Net income (loss) (42,917) (45,382) (15,353) (51,575) warrants attached to Company’s existing debt Interest (income) expense, net 3,479 9,970 4,563 8,175 Income tax expense - 148 - - B ➢ Represents an add-back of non-cash charges to Depreciation expense 399 795 368 762 record certain contract losses in advance Mark-to-market warrant expense - - - 10,974 A Premium deficiency reserve 6,364 (20,539) (2,378) 3,000 B ➢ Represents an add-back C of non-cash Stock-based compensation 474 447 568 1,024 C compensation charges EBITDA, adjusted (32,201) (54,560) (12,232) (27,640) Adjusted EBITDA (%) (22%) (11%) (5%) (9%) 66

Innovative, Patient-Centered And Physician-Led Care Delivery Model Clinical Ownership Physician Engagement Adoption of Best Clinical Practices Population Engagement Improved Lower Cost Clinical Experience Of Care Data Reporting Access Improved Improved Clinical Patient Outcomes Experience Health Promotion and Disease Prevention Care Integration and Coordination Risk Stratification Understanding Population’s Disease Burden 67Innovative, Patient-Centered And Physician-Led Care Delivery Model Clinical Ownership Physician Engagement Adoption of Best Clinical Practices Population Engagement Improved Lower Cost Clinical Experience Of Care Data Reporting Access Improved Improved Clinical Patient Outcomes Experience Health Promotion and Disease Prevention Care Integration and Coordination Risk Stratification Understanding Population’s Disease Burden 67

Direct Contracting Represents An Upside To Our Model 2023 – 2027 • CMS expanding Global-Risk contracting through DCEs to Traditional Medicare beneficiaries (Projected $488B total addressable market opportunity) • Opportunity to aggregate physicians and implement the P3 model Current Status Annual Medicare • Global risk contracting is only spending ~$800bn Medicare 1 available to 39% of beneficiaries per year Advantage, through Medicare Advantage 39% Traditional DCE provides an $800bn programs Medicare, opportunity to 1 61% • 61% of all Medicare beneficiaries triple the P3 are enrolled in Traditional Medicare addressable market (fee-for-service) • Guidelines and regulations have yet to be finalized; we continue to actively study the opportunity 68 1 2 Represents FY2020, Kaiser Family Foundation; Represents 2021EDirect Contracting Represents An Upside To Our Model 2023 – 2027 • CMS expanding Global-Risk contracting through DCEs to Traditional Medicare beneficiaries (Projected $488B total addressable market opportunity) • Opportunity to aggregate physicians and implement the P3 model Current Status Annual Medicare • Global risk contracting is only spending ~$800bn Medicare 1 available to 39% of beneficiaries per year Advantage, through Medicare Advantage 39% Traditional DCE provides an $800bn programs Medicare, opportunity to 1 61% • 61% of all Medicare beneficiaries triple the P3 are enrolled in Traditional Medicare addressable market (fee-for-service) • Guidelines and regulations have yet to be finalized; we continue to actively study the opportunity 68 1 2 Represents FY2020, Kaiser Family Foundation; Represents 2021E

Our Technology Suite Enables The Delivery Of High-Quality Care At Scale

Inputs – *Fragmented*

- ✓ 250+ fragmented, disparate data points per month from payors, vendors and care facilitates
- ✓ Claims adjudication data
- ✓ Contracting/credentialing
- ✓ Payment integrity information
- ✓ Other COTs applications

Technology Platform – *Built For Purpose*

Multi-Layered Tech Stack Enables Our Effective Care Model And Quadruple Aim: Lower Cost of Care, Improved Clinical Experience, Improved Patient Experience, Improved Clinical Outcomes



P3 Care Connect
Utilization management
6
P3 Care Connect:
Care management
1
Analytic Management Tools:
Multi-faceted reporting tool
5
P3 Health Partners
P3 Care Connect:
Disease management
2
Provider Portal Back Office Suite:
End-to-end back office integration across the care continuum
4
3
Provider Portal:
Integrated provider dashboard

Value - *Proven*

- ✓ Data-backed solutions and care provision
- ✓ Seamless transition of payor and patient data across platforms
- ✓ Real-time data sharing
- ✓ Predictive analytics and risk stratification
- ✓ Standardized workflows across complex patient panels

69